SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 29, 1997.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                           1-3660                   34-4323452
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)

One Owens Corning Parkway                                   43659
Toledo, Ohio                                                (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)




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Item 5.   Other Events.

      (a) On July 29, 1997, Owens Corning (the "Company") announced that it has entered into an Asset Purchase Agreement dated as of July 28, 1997 among the Company, AmeriMark Building Products, Inc., Wolverine Coil Coating, Inc. and RBP, Inc. (collectively, "AmeriMark") providing for the Company to purchase substantially all of the assets, properties and business of AmeriMark. The press release of the Company relating to the execution of the Asset Purchase Agreement is attached hereto as an exhibit and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

         (c)   Exhibits

         The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OWENS CORNING
                                 Registrant

                                 By: /s/ David W. Devonshire
                                 David W. Devonshire
                                 Senior Vice President and
                                 Chief Financial Officer


Dated: August 8, 1997

                        EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.         Exhibit

99(a)          Press Release of Owens Corning dated July 29, 1997.